TOMI™ ENVIRONMENTAL SOLUTIONS | STERAMIST® POWERED BY BINARY IONIZATION TECHNOLOGY®

Company Overview

December 2020

Safe Harbor

Certain written and oral statements made by us may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Forward looking statements are identified by such words and phrases as "we expect," "expected to," "estimates," "estimated," "current outlook," "we look forward to," "would equate to," "projects," "projections," "projected to be," "anticipates," "anticipated," "we believe," "could be," and other similar phrases. All statements addressing operating performance, events, or developments that we expect or anticipate will occur in the future, including statements relating to revenue growth, earnings, earnings-per-share growth, or similar projections, are forward-looking statements within the meaning of the Reform Act. They are forward-looking, and they should be evaluated in light of important risk factors that could cause our actual results to differ materially from our anticipated results. The information provided in this document is based upon the facts and circumstances known at this time. We undertake no obligation to update these forward-looking statements after the date of this presentation.

Innovating for a Safer World

TOMI's goal is to help create a healthier world through the design, development and global deployment of our state-of-the-art SteraMist product line and services

Company Overview

- Provider of state-of-the-art disinfection and decontamination technology consisting of proprietary delivery hardware and specialized H_2O_2 solution
- Gold standard technology - Technology creates fogging or a mist that it is **highly effective (six log kill), fast acting and safe for materials and human health**
- Headquartered in **Frederick, MD**
- Five Divisions: Hospital-Healthcare, Life Sciences, TOMI Service Network (restoration and emergency response), Food Safety and Commercial
- Uplisted to Nasdaq in 2020 – **Ticker: TOMZ**
- TTM Revenue: $23.2 million
- **Growing and Profitable**
- Employees: 23
- Fully Diluted Market Cap: $71.569 million as of 12/28/2020







Investment Highlights

Large And Growing Market

- Quickly growing disinfectant and decontamination market is valued at nearly $19 billion, growing at a CAGR of 6.7%[1]
- Pandemic has greatly accelerated the need for effective (six log) and fast acting (seconds) disinfection solutions by a wide variety of industry participants including hospital, healthcare, life science, education, professional sports, etc., and food safety

Highly Differentiated Technology

- Developed by DARPA initially for anthrax spores, TOMI BIT is the industry's only low-percentage hydrogen peroxide-based solution capable of delivering six log kill with a dwell time of seconds, without compromising human health or adversely affecting medical instruments, lab equipment or sensitive electronics
- TOMI has a consistent track record of delivering product extensions including whole-room systems and a recently announced new back-pack and robotic product

Global Customer Base

- Extensive and growing customer base consisting of hospitals, healthcare facilities, biolaboratories, state and local institutions, schools, restoration partners, sports organizations, offices, aerospace partners and more. TOMI Service network is well established in 48 US states and multiple Canadian provinces
- Strong and accelerating international demand in Asia, Europe and the Middle East, to be served by new contract manufacturing partner

Highly Attractive Business Model

- Growing and predictable, recurring revenue stream from the sales of BIT solution
- High margin razor and even higher margin razor blade model
- Capital efficient business infrastructure leveraging contract manufacturing partners and TSN service partners

Strong Financial Performance

- Historically delivered slow but consistent organic growth; rapid acceleration of TOMI's sales since the beginning of 2020
- H2 2020 sales sextupled over H1 2020, and Q3 2020 sales were more than doubled compared to Q3 2019, driven by a significant number of new customer additions, orders of multiple systems by existing customers and the accelerated pace of repeat solution sales
- Nearly 35% EBITDA margins driven by high gross margin revenue and an efficient business infrastructure

Seasoned Management Team

- Led by visionary CEO and former surgeon Halden "Doc" Shane
- Dr. Shane has consistently delivered on business, operational and regulatory milestones, expanding TOMI from an acquired technology asset to a global disruptive technology platform serving five market segments across six continents
- Dedicated employee base with a track record of execution

Note:
(1) Source: Grand View Research

Company History

- **1979** – Predecessor (shell) company incorporated in Florida
- **2001** – BIT technology developed by DARPA and Titan (L-3)
- **2013** – Dr. Halden Shane acquires BIT technology from L-3
- **2014** – Merger of BIT technology assets into public shell corporation, TOMI becomes publicly listed
- **2014** – Begin to commercialize SteraMist products under original EPA mold label
- **2015** – Receive USAID grant to fight Ebola
- **2016** – Move aggressively to expand label Nationwide, in Canada and overseas
- **2017** – TOMI receives EPA label
- **2019** – First full room deployment with Pfizer
- **2020** – Well positioned to aid in the fight against COVID
- **2020** – Exceed $20 million in revenue for the 9 months ended 9/30
- **2020** – TOMI announces initial commercialization of robotic product
- **2021** – Expected to announce first food safety contract
- **2021** – Expected to receive EUA for N95 mask disinfection
- **2021** – Expected to commercialize robotic product and backpack

Market Opportunity

- Global disinfectant and decontamination market valued at nearly **$19 billion**, growing at a **CAGR of 6.7%**[1]
- COVID has sharply increased the urgency and need for disinfection products; however, the demand for effective disinfection has grown consistently since 2014[1] given the **proliferation of hospital acquired infections** such as C.Diff and MRSA, pandemics such as H1N1 and SARS and **growing food safety concerns**
- In the first phase of the current pandemic, any and all disinfectants were quickly enlisted in the fight against COVID; as time has passed, the disadvantages of many of the legacy and next generation technologies is becoming clear
- Only TOMI can deliver disinfection and decontamination that is highly effective (six log kill), fast acting and safe


Addressable Market
$ in b
$30
$20
$10
$-
18.9
28.0
6.7% CAGR
2020
2026


Market Share by Product
Enzymatic Cleaners
Medical Device Disinfectants
Surface Disinfectants

Note:
(1) Source: Grand View Research

Our Technology - Ionized Low Percentage Hydrogen Peroxide (iHP)

- Destroys proteins, carbohydrates and lipids on contact via oxidation, resulting in killing bacteria, bacteria spores, and mold spores including the inactivation of viruses
- Reacts with chemical agents by breaking their double bond. The same is true with weaponized biological agents as they are neutralized via oxidation
- The by-products of ionized hydrogen peroxide are oxygen and water in the form of humidity. These are far safer to handle than those left by conventional methods



7.8% hydrogen peroxide BIT™ Solution converts to iHP™ after passing through a cold plasma arc.

iHP™ is carried throughout the mist, moving like a gas throughout the treated area.

iHP™ damages pathogenic organisms through oxidation of proteins, carbohydrates, and lipids.

Cellular disruptions and/ or dysfunctions occur and allows for disinfection/ decontamination in the targeted area.

Our Technology - Six Log Kill: Fast Acting and Safe for Humans

Other Disinfectants	SteraMist
3-Log 99.9% to 4-log kill 99.99% of pathogens (A majority of all EPA registered disinfectants)	6-Log kill of **99.9999%** on all challenged Pathogens including the Geobacillus *stearothermophilus* spore
Dwell time ranges from 5 to 30 minutes	Kills within **seconds** of application


SANITIZATION
DISINFECTION
STERILIZATION

SteraMist BIT is exclusive of toxic chemicals that are highly corrosive and hazardous, and contains no harmful silver ions

Why Choose TOMI?

	TOMI STERAMIST	STERIS	bioquell ECOLAB	Halosil Sanosil
Hydrogen Peroxide Concentration	**7.8%, No Silver**	35.0%	30.0%	5.0%, and Silver
Corrosion and Residual Effects	**Non-Corrosive**	Highly Corrosive and Dangerous Off Gassing	Highly Corrosive and Dangerous Off Gassing	Moderately Corrosive & Leaves silver residual in the Environment
Application Timing	Application, injection, and dwell time **under 45 minutes**	8-12 hours with off gassing up to 72 hours	6-8 hours	~4 hours (Max 8-foot ceilings) with a mandatory 1 hour wait before re-entry
Chemical Process	Aerosolized ionized hydrogen peroxide creates **hydroxyl radicals** to produce kill	Nebulizes, uses hydrogen peroxide chemical to kill	Nebulizes, uses hydrogen peroxide chemical to kill	Nebulizes, uses hydrogen peroxide and silver chemical to kill

EPA Registrations and Intellectual Property

- TOMI's products are EPA labeled for use as a Healthcare-Hospital Disinfectant and as a General Use, Multiple Use Disinfectant
- Our products are also FDA registered as a medical device
- TOMI's products disinfect against: *Staphylococcus aureus (Staphylococcus) (Staph) (ATTC #6538), Pseudomonas aeruginosa (Pseudomonas) (ATTC #15442), Methicillin Resistant Staphylococcus aureus (MSRA) (ATTC #33592), Salmonella enterica (Salmonella) (ATTC #10708), Influenza A virus (H1N1) (ATTC #VR-1469), Clostridium difficile spores (C. diff) (ATTC #43598), Norovirus (Feline Calicivirus) (FCV) (ATTC #VR-782), Geobacillus stearothermophilus Spores (ATTC #12980),just to name a few.*

Registered In **50** States

Registered In **20** Countries

EPA REGISTERED LISTS K, L, G, M

32 Granted Patents

50 Patent Applications Worldwide

LIST N SARS CoV-2 CORONAVIRUS

Our Products

STERAMIST
SURFACE UNIT



- Fully portable, hand-held, point and spray disinfection/decontamination system
- Application time of only five (5) seconds per square foot and a seven (7) minute contact time
- Decontaminates high touch surfaces

STERAMIST
ENVIRONMENT SYSTEM



- Transportable and provides complete room decontamination, deodorization and mold mitigation using multiple treatment applicators per unit
- Effective complete room treatment in just under forty-five (45) minutes for a room 3,663.7 ft^3/104 m^3

Next Generation Products

STERAMIST
STERAPACK

- The SteraPack will be a portable, battery operated, simple to use, low cost to build, affordable price point entry into the market
- SteraPack will allow the elimination of expensive electronics (using only relays for switching) and a custom non-refillable BIT solution bottle to ensure that customer uses only approved TOMI BIT solution



STERABOT™



- The same trusted SteraMist technology, now fully automated
- The SteraBot incorporates cutting-edge Automated Guided Vehicle (AGV) technology for intuitive maneuverability to protect hospital staff, patients, and visitors





Next Generation Products

STERAMIST
CHAMBER

- The SteraMist Chamber will be a portable, simple to use, low cost to build, affordable price point entry into the walk-in disinfection market
- Initial design was a result of our partnership with U.S. Agency for International Development (USAID) during the last Ebola outbreak in West Africa. SteraMist was selected out of 1500 proposals. A $565,000 award was granted by USAID, in the global fight to eradicate Ebola.
- This is a TOMI custom product


SteraMist

TOMI Divisions

Hospital-Healthcare

Hospital Rooms
Examination Rooms
Hospices
Medical Facilities
Orthopedics
Operating Rooms
Emergency Rooms
Intensive Care Units
Dentist Office
Veterinarian Hospitals
Ambulances

Life Sciences

Vivarium
Pharmaceutical Facility
Bio-Safety Labs
BSC's
Laboratory Equipment
Military Labs
Tissue Banks
Universities and Research labs

TOMI Service Network

Automobile
Hospitality
Locker Rooms
Fire Remediation
Health Club
Residential
Day Care Center
Recreational Vehicle
Crime Scene Clean-up
Schools
Mold

Food Safety

Food Manufacturing
Food Warehouse
Cafeteria
Restaurant
Food Processing
Food Transportation
Food Storage
Slaughterhouses
Grocery Stores
Packing Plants
Seeds

Commercial

Cruise Ships
Office Buildings
TV Stations
Athletic Facilities
Police & Fire
Education
Public Venues
Rental Cars
Mass Transit
Government
Aviation

TOMI added 49 customers across five divisions in Q3 2020

Markets – Hospital-Health

Customer Need

- Proliferation of Hospital Acquired Infections driving need for highly effective, fast acting disinfection
- Recently COVID has sharply accelerated the need for hospital disinfection technologies

Our Differentiation

- Six log kill
- Whole room fogger and mist
- Does not interfere with sensitive electronics or degrade sensitive instruments
- Turn room quickly without taking out of service for 24 hours
- Replaces manual cleaning

TOMI | STERAMIST

Selected Customers

Harbor-UCLA Medical Center

SwedishAmerican A Division of UW Health

Northwest Hospital A LifeBridge Health Center

Saint Francis Healthcare

UT Southwestern Medical Center

VA U.S. Department of Veterans Affairs

Growth Strategy

- Continue to establish SteraMist as the gold standard
- Re-capture customers that were driven to lower cost, less effective and potentially harmful alternatives due to budgetary constraints

Hospital-Healthcare Customer Case Studies: COVID-19 Select New Customers

Emergency Preparedness Programs and Hospital-Healthcare case studies are increasing for SteraMist some of the more recent COVID-19 studies are below

- County of Montgomery Emergency
- Pennsylvania Department of Public Safety
- Homeland Security Grant Program
- Los Angeles of Public Health, California
- County of Riverside Public Health,
- Success in Senior Living Facilities
- Jewish Home of Rochester
- Carlsbad Surgery Center
- St. Luke's Health System – COVID19
- Madera Endoscopy Center –
- Otay Lakes Surgery Center & Coast Center for Orthopedic Surgery





Markets – Life Sciences

Customer Need

- Development of vaccines, therapeutics and other pharmaceutical products and lab analyses requires stringent sterilization measures
- Legacy solutions found to degrade sensitive instrumentation

Our Differentiation

- Six log kill
- Effective against the most difficult pathogens in the world
- Whole room fogger mist, does not interfere with sensitive electronics or degrade sensitive instruments
- Only by-product is oxygen and humidity

TOMI | STERAMIST

Selected Customers

Pfizer, Merck, Lilly, Allergan, Hospira, Sanofi

Growth Strategy

- Continue to establish SteraMist as the gold standard
- Sell against more time-consuming, less effective and harmful alternatives

Life Sciences Customer Case Study: Pfizer

For Operatory Suites, ID Rooms, Central Decontamination Rooms, Organ Transfer Rooms, Pharmacies, Pharmaceutical Processing Rooms, BSL-3 Labs, BSL-4 Labs and Bio-Tech companies.

- TOMI™ developed a fully automated decontamination/sterilization enclosure that utilizes the facilities existing HVAC system.
- This involved installing remote SteraMist™ BIT™ applicators within the designated space to achieve maximum results.




STERAMIST

- To do this, cabling was installed throughout the system that fed each SteraMist™ BIT™ applicators air, solution and power.
- The SteraMist™ BIT™ generator and the Programmable Logic Control (PLC) is now housed in a NEMA enclosure in a central location to operate both the fixed clean room and DHS systems.



TOMI | STERAMIST

Markets – TOMI Service Network

Customer Need

- Wide variety of restoration and decontamination opportunities that range from smoke and mold to crime scene clean up to COVID decontamination

Our Differentiation

- Broad network of 170+ network partners spanning 48 states and numerous Canadian provinces
- Enable our partners to provide highly differentiated cleaning and emergency response services
- Turn room quickly without taking out of service for 24 hours
- Replaces manual cleaning

TOMI | STERAMIST

Selected Customers

ars ACCESS RESTORATION SERVICES

COUSINO Medical Services

DALWORTH RESTORATION

DECON Environmental

INTEK CLEANING & RESTORATION

TechEast FIRE & WATER RESTORATION, INC. (518) 915.1062

Growth Strategy

- Continue to broaden TOMI Service Network in the US and Canada
- Support Network members in broadening the adoption of our technology and growing their businesses
- Offer Network members additional products in order to expand their treatment capabilities and reduce their cost

TSN Customer Case Studies: COVID-19











508

Markets – Commercial

Customer Need

- COVID-19 has changed infection control protocols forever. All budgets worldwide will have a line item for current and future enhanced disinfection.

Our Differentiation

- Fastest most effective disinfection with a Six log kill
- Effective against the most difficult pathogens in the world
- Whole room mist with no wipe or residue
- Does not interfere with fabrics, finishes, art, electronics, computers and sensitive instruments

TOMI | STERAMIST

Selected Customers

MLB, leidos, Boston MedFlight, USAMRIID, The New School, Boeing

Growth Strategy

- Continue to broaden our tombstones globally
- Support the commercial verticals in broadening the adoption of our technology to become the worlds disinfection standard
- Offer continued R & D to develop additional products in order to maintain and expand our standard in the disinfection and decontamination industry

Commercial Customer Case Study:





SteraMist® Declared Official Decontamination Technology of Seoul City Metropolitan Transit Systems

BEVERLY HILLS, Calif., March 02, 2020 (GLOBE NEWSWIRE) –

TOMI Environmental Solutions, Inc.® ("TOMI") (OTCQB:TOMZ), is a global company specializing in disinfection and decontamination, utilizing its premier Binary Ionization Technology (BIT) platform through its SteraMist products - a hydrogen peroxide-based mist and fog composed of ionized Hydrogen Peroxide (iHP). In the continuing effort to combat coronavirus (COVID-19) both overseas and domestically, SteraMist has officially been declared the official decontamination technology of the Seoul City Metro Transit in South Korea.

South Korea's national total of COVID-19 cases has grown to over 4,000 according the South Korean Centers for Disease Control and Prevention (KCDC). Detecting the early stages of COVID-19 infection can prove to be difficult, and direct contact with the virus that are on common surfaces such as railings, vending machines and train seats in rapid transit systems worldwide are thought to be a mechanism for transference.

An established five-year TOMI authorized distributor in South Korea, GD Sciences, has begun to address this problem by utilizing SteraMist technology in transit systems, focusing primarily on the metropolitan transit system of South Korea's capital city, Seoul. The annual ridership of the Seoul Metropolitan Subway is over 1.2 billion. This application has allowed SteraMist to become a critical line of defense as a preventative measure against the rapid spread of COVID-19.

Joseph So, the CEO of GD Sciences, states, "We experienced a similar outbreak with MERS years ago and have dealt with these types of infectious disease outbreaks in the past. The number of confirmed patients is higher than five years ago, but rest assured that Seoul's Metro System is in safe hands with the use of SteraMist decontamination equipment and its rapid ease of application with six-log (99.9999%) efficacy."

On-site application of SteraMist has been tested throughout transportation venues in the metro subway trains, treating surfaces such as seating, handles, vending machines, walls, floors, and doors. Joining the workers treating the area with SteraMist was Seoul's mayor, Park Won-soon. Seeing the success of SteraMist disinfection, the mayor has hired GD Science to service the Seoul Metropolitan Rapid Transit Corporation (SMRT).

TOMI's CEO, Dr. Halden Shane, states, "We are pleased to announce this opportunity to help protect the city of Seoul and fight the ongoing threat of COVID-19 by ensuring a healthier transit environment through SteraMist. Just as new cases of infection are continuously growing in countries around the world, this is yet another step in our commitment to global cooperation as we continue to innovate for a safer world in the face of new and existing pathogen threats."

Markets – Food Safety

Customer Need

- Proliferation of foodborne illnesses have created significant dislocation in the US and foreign countries' supply chains
- Reduce cross contamination
- Extend storage times to prevent spoilage
- Reduce the numbers of foodborne disease in the world (600 million and 420,000 deaths million cases and growing)

Our Differentiation

- Ability to deliver safe and highly effective disinfection which can be used at various points along the supply chain, on farms and in food and meat packing plants
- Development of low-grade hydrogen peroxide solution for everyday use expected to be a game changer

TOMI ENVIRONMENTAL SOLUTIONS | STERAMIST BINARY IONIZATION TECHNOLOGY

Selected Customers

USDA FSIS

DECCO

DOW + DUPONT + PIONEER = CORTEVA agriscience

ARKEMA

Growth Strategy

- Establish customer relationships with large agricultural players, large food manufacturers and brands, meat packing plants, etc.
- Complete R & D on warehouse automated lift disinfection device
- Finalize collaboration with existing partners

Life Sciences Customer Case Study: Food safety


International Journal of Food Microbiology

Cold plasma-activated hydrogen peroxide aerosol inactivates *Escherichia coli* O157:H7, *Salmonella* Typhimurium, and *Listeria innocua* and maintains quality of grape tomato, spinach and cantaloupe


Food Microbiology

Cold plasma enhances the efficacy of aerosolized hydrogen peroxide in reducing populations of *Salmonella* Typhimurium and *Listeria innocua* on grape tomatoes, apples, cantaloupe and romaine lettuce

Yuanyuan Song, Xuetong Fan


JAPR 5007

Application of Ionized Reactive Oxygen Species for Disinfection of Carcasses, Table Eggs, and Fertile Eggs

Primary Audience: Processing Plant Managers, Hatchery Managers

SUMMARY

DESCRIPTION OF PROBLEM

Competition



STERAMIST (Powered by Binary Ionization Technology)	Manual Cleaning (Bleach, Wipes, etc.)
Handheld application and remote start functionality allows for no-touch disinfection	Requires direct interaction with contaminated surfaces
Features a particle size as low as 0.05 microns to reach spaces most traditional cleaners cannot	Relies on surface coverage with cleaner, leading to many untreated areas
Gentle, non-corrosive application	Relies on physical contact of cleaning medium to surface, risking abrasion and wear-and-tear
Kills on contact with 5-second application time per square foot	Depending on the method of application, may require longer application times
Handheld applicator assists in distributing solution evenly over surfaces and reaches surfaces that wipes cannot reach	Physical application risks uneven application, oversight and human limitation on reaching high surfaces and inside of cabinets
Aerosolized application that spreads like a gas—going above, beyond, under, and around disinfecting sprays and wipes	Old fashion direct spray and wipes have a limitation to the spray pattern and width
No cross contamination risk	Sprays, wipes and sponges has risks of cross contamination between treated surfaces

Operations and Supply Chain

- We partner with RG Industries in York, PA for SteraMist units
- TOMI announced an agreement with Planet Innovation, in Box Hill, Australia in Spring 2020 in order to add capacity to serve our international markets with the SteraMist product
- We also partner with Arkema USA, a chemical spin-out of Total SA headquartered in Colombes, France for the BIT solution
- TOMI expects to have ample capacity to support growth

TOMI Representatives and Distributors Around the Globe



